UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

_________________________

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 9, 2007

CBD Media Holdings LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-121185 (Commission File Number)	03-0395275 (IRS Employer Identification No.)

312 Plum Street, Suite 900, Cincinnati, Ohio (Address of principal executive offices)	45202 (Zip Code)

513-397-6794

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure.

On October 9, 2007, CBD Media Holdings LLC announced that it is further extending the expiration date of its previously announced cash tender offer and related consent solicitation for its 9.25% Senior Notes due 2012.  The tender offer and related consent solicitation was initially scheduled to expire at 12:00 midnight, New York City time, on October 9, 2007.  On October 3, 2007, CBD Media Holdings LLC extended the expiration date to 12:00 midnight, New York City time, on October 11, 2007.  The expiration date has now been extended to 12:00 midnight, New York City time, on October 18, 2007.  A copy of the press release relating to such announcement is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibit

Exhibit No.	Description
99.1	Press release dated October 9, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant, CBD Media Holdings LLC, has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  October 10, 2007

CBD MEDIA HOLDINGS LLC

By: /s/ Douglas A. Myers

     Name:  Douglas A. Myers

     Title:  President and Chief Executive Officer

(Signature Page - Form 8-K - CBD Media Holdings LLC)

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press release dated October 9, 2007